Exhibit 4.2

CONOCOPHILLIPS COMPANY

Floating Rate Notes due 2018

Floating Rate Notes due 2022

1.500% Notes due 2018

2.200% Notes due 2020

3.350% Notes due 2025

Fully and Unconditionally Guaranteed by

CONOCOPHILLIPS

Five series of Securities are hereby established pursuant to Section 2.01 of the Indenture, dated as of May 18, 2015 (the “Indenture”), among ConocoPhillips Company, as issuer (the “Company”), ConocoPhillips, as guarantor (the “Guarantor”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as follows:

1.                                      Each capitalized term used but not defined herein shall have the meaning assigned to such term in the Indenture.

2.                                      The title of the Floating Rate Notes due 2018 shall be “Floating Rate Notes due 2018” (the “2018 Floating Rate Notes”), the title of the Floating Rate Notes due 2022 shall be “Floating Rate Notes due 2022” (the “2022 Floating Rate Notes”), the title of the 1.500% Notes due 2018 shall be “1.500% Notes due 2018” (the “2018 Notes”), the title of the 2.200% Notes due 2020 shall be “2.200% Notes due 2020” (the “2020 Notes”), and the title of the 3.350% Notes due 2025 shall be “3.350% Notes due 2025” (the “2025 Notes” and, together with the 2018 Floating Rate Notes, the 2022 Floating Rate Notes, the 2018 Notes and the 2020 Notes, the “Notes”).  The 2018 Floating Rate Notes and the 2022 Floating Rate Notes are referred to herein as the “Floating Rate Notes.” The 2018 Notes, the 2020 Notes and the 2025 Notes are referred to herein as the “Fixed Rate Notes.”

3.                                      The limit upon the aggregate principal amount of the 2018 Floating Rate Notes, the 2022 Floating Rate Notes, the 2018 Notes the 2020 Notes and the 2025 Notes that may be authenticated and delivered under the Indenture (except for Notes of such series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes of such series pursuant to Section 2.08, 2.09, 2.12, 2.17, 3.07 or 9.05 of the Indenture and except for any Notes of such series which, pursuant to Section 2.04 or 2.17 of the Indenture, are deemed never to have been authenticated and delivered thereunder) is $250,000,000, $500,000,000, $750,000,000, $500,000,000 and $500,000,000, respectively; provided, however, that the authorized aggregate principal amount of the Notes of each series may be increased before or after the issuance of any Notes of such series by a Board Resolution (or action pursuant to a Board Resolution) to such effect; provided further, however, that the authorized aggregate principal amount of the Notes of each series may be increased only if the additional Notes issued will be fungible with the original Notes of such series for United States federal income tax purposes.

4.                                      The Notes of each series shall be issued upon original issuance in whole in the form of one or more Global Securities (the “Global Notes”).  The Depository Trust Company and the Trustee are hereby designated as the Depositary and the Security Custodian, respectively, for the Global Notes under the Indenture.

5.                                      The Fixed Rate Notes of each series and the Trustee’s certificate of authentication shall be substantially in the form of Annex A hereto (the “Form of Fixed Rate Note”).  The Floating Rate Notes of each series and the Trustee’s certificate of authentication shall be substantially in the form of Annex B hereto (the “Form of Floating Rate Note”).

6.                                      The date on which the principal of the 2018 Floating Rate Notes, the 2022 Floating Rate Notes, the 2018 Notes the 2020 Notes and the 2025 Notes is payable shall be May 15, 2018, May 15, 2022, May 15, 2018, May 15, 2020 and May 15, 2025, respectively.

7.                                      The rate at which the 2018 Floating Rate Notes shall bear interest shall be an annual rate, reset quarterly, equal to LIBOR plus 0.33%, as determined by the Calculation Agent, which shall initially be the Trustee.  The rate at which the 2022 Floating Rate Notes shall bear interest shall be an annual rate, reset quarterly, equal to LIBOR plus 0.90%, as determined by the Calculation Agent, which shall initially be the Trustee.  The Interest Payment Dates on which such interest shall be payable shall be February 15, May 15, August 15 and November 15 of each year, commencing August 15, 2015, or if any such day is not a Business Day, on the next succeeding Business Day; provided that if the next succeeding Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the next preceding Business Day.  The record dates for the interest payable on each series the Floating Rate Notes on any Interest Payment Date shall be the February 1, May 1, August 1 and November 1, as the case may be, next preceding such Interest Payment Date.

Set forth below is a summary of certain of the defined terms used for purposes of determining the interest rate payable on each series of the Floating Rate Notes.

“Determination Date” means, with respect to an Interest Period, the day that is two London Banking Days prior to the first day of such Interest Period.

“Interest Period” means the period commencing on and including an interest payment date and ending on and including the day immediately preceding the next succeeding interest payment date, with the exception that the first Interest Period shall commence on and include May 18, 2015 and end on and include August 14, 2015.

“LIBOR” means, with respect to an Interest Period, the rate (expressed as a percentage per annum) for deposits in U.S. dollars for a three-month period beginning on the second London Banking Day after the Determination Date that appears on Reuters Page LIBOR 01 as of 11:00 a.m., London time, on the Determination Date. If Reuters Page LIBOR 01 does not include such a rate or is unavailable on a Determination Date, the Calculation Agent will request the principal London office of each of four major banks in the London interbank market, as selected by the Calculation Agent, to provide such bank’s offered quotation (expressed as a percentage

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per annum), as of approximately 11:00 a.m., London time, on such Determination Date, to prime banks in the London interbank market for deposits in a Representative Amount of U.S. dollars for a three-month period beginning on the second London Banking Day after the Determination Date. If at least two such offered quotations are so provided, the rate for the Interest Period will be the arithmetic mean of such quotations. If fewer than two such quotations are so provided, the Calculation Agent will request each of three major banks in New York City, as selected by the Calculation Agent, to provide such bank’s rate (expressed as a percentage per annum), as of approximately 11:00 a.m., New York City time, on such Determination Date, for loans in a Representative Amount in U.S. dollars to leading European banks for a three-month period beginning on the second London Banking Day after the Determination Date. If at least two such rates are so provided, the rate for the Interest Period will be the arithmetic mean of such rates. If fewer than two such rates are so provided, then the rate for the Interest Period will be the rate in effect with respect to the immediately preceding Interest Period.

“London Banking Day” is any day on which dealings in U.S. dollars are transacted or, with respect to any future date, are expected to be transacted in the London interbank market.

“Representative Amount” means a principal amount of not less than $1,000,000 for a single transaction in the relevant market at the relevant time.

“Reuters Page LIBOR 01” means the display page so designated on the Reuters service or equivalent information reporting service or any successor service (or such successor display page, other published source, information vendor or provider).

For the Floating Rate Notes, the amount of interest for each day that the Floating Rate Notes of a series are outstanding (the “Floating Rate Notes Daily Interest Amount”) will be calculated by dividing the interest rate in effect for such day by 360 and multiplying the result by the principal amount of the Floating Rate  Notes of such series outstanding on such day. The amount of interest to be paid on the Floating Rate Notes of such series for each Interest Period will be calculated by adding such Floating Rate Notes Daily Interest Amounts for such series for each day in the Interest Period.

All percentages resulting from any of the above calculations will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point being rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)) and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).

The interest rate on each series of Floating Rate Notes will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

The Calculation Agent will, upon the written request of any holder of a series of Floating Rate Notes, provide the interest rate then in effect with respect to such series of Floating Rate Notes. All calculations made by the Calculation Agent in the absence of manifest error will

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be conclusive for all purposes and binding on the Company, the Guarantor and the holders of such series of Floating Rate Notes.

8.                                      The rate at which the 2018 Notes shall bear interest shall be 1.500% per annum.  The rate at which the 2020 Notes shall bear interest shall be 2.200% per annum.  The rate at which the 2025 Notes shall bear interest shall be 3.350% per annum.  Interest on the Fixed Rate Notes of each series shall be computed on the basis of a 360-day year of twelve 30-day months.  The Interest Payment Dates on which such interest shall be payable shall be May 15 and November 15 of each year, commencing November 15, 2015.  The record dates for the interest payable on the Fixed Rate Notes of each series on any Interest Payment Date shall be the May 1 and November 1, as the case may be, next preceding such Interest Payment Date.

9.                                      No Additional Amounts with respect to the Notes shall be payable.  The date from which interest shall accrue for the Notes of each series shall be May 18, 2015.

10.                               The place or places where the principal of, premium (if any) on and interest on the Notes shall be payable shall be the office or agency of the Company maintained for that purpose, initially the office of the Trustee in The City of New York, and any other office or agency maintained by the Company for such purpose.  Payments in respect of Global Notes (including principal, premium, if any, and interest) shall be made by wire transfer of immediately available funds to the accounts specified by the Holder of such Notes.  In all other cases, at the option of the Company, payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the register of the Notes maintained by the Registrar.

11.                               The Paying Agent and Registrar for the Notes of each series initially shall be the Trustee.

12.                               Prior to May 15, 2018, the 2018 Notes are subject to redemption, in whole or in part, from time to time, at the option of the Company, in principal amounts of $2,000 and integral multiples of $1,000 above such amount, upon not less than 30 nor more than 60 days’ prior notice as provided in the Indenture, at a Redemption Price, determined by a Reference Treasury Dealer selected by the Company, equal to the sum of (i) 100% of the principal amount of the 2018 Notes to be redeemed and (ii) the amount, if any, by which the sum of the present values of the Remaining Scheduled Payments thereon, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points exceeds the principal amount of the 2018 Notes to be redeemed, plus accrued and unpaid interest thereon to the Redemption Date.  Prior to April 15, 2020, the 2020 Notes are subject to redemption, in whole or in part, from time to time, at the option of the Company, in principal amounts of $2,000 and integral multiples of $1,000 above such amount, upon not less than 30 nor more than 60 days’ prior notice as provided in the Indenture, at a Redemption Price, determined by a Reference Treasury Dealer selected by the Company, equal to the sum of (i) 100% of the principal amount of the 2020 Notes to be redeemed and (ii) the amount, if any, by which the sum of the present values of the Remaining Scheduled Payments

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thereon, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points exceeds the principal amount of the 2020 Notes to be redeemed, plus accrued and unpaid interest thereon to the Redemption Date.  On or after April 15, 2020 (the “2020 Notes Early Call Date”), the 2020 Notes are subject to redemption, in whole or in part, from time to time, at the option of the Company, in principal amounts of $2,000 and integral multiples of $1,000 above such amount, at a redemption price equal to 100% of the principal amount of the 2020 Notes to be redeemed, plus accrued and unpaid interest thereon to the Redemption Date.  Prior to February 15, 2025, the 2025 Notes are subject to redemption, in whole or in part, from time to time, at the option of the Company, in principal amounts of $2,000 and integral multiples of $1,000 above such amount, upon not less than 30 nor more than 60 days’ prior notice as provided in the Indenture, at a Redemption Price, determined by a Reference Treasury Dealer selected by the Company, equal to the sum of (i) 100% of the principal amount of the 2025 Notes to be redeemed and (ii) the amount, if any, by which the sum of the present values of the Remaining Scheduled Payments thereon, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 17.5 basis points exceeds the principal amount of the 2025 Notes to be redeemed, plus accrued and unpaid interest thereon to the Redemption Date.  On or after February 15, 2025 (the “2025 Notes Early Call Date” and, together with the 2020 Notes Early Call Date, the “Early Call Dates”), the 2025 Notes are subject to redemption, in whole or in part, from time to time, at the option of the Company, in principal amounts of $2,000 and integral multiples of $1,000 above such amount, at a redemption price equal to 100% of the principal amount of the 2025 Notes to be redeemed, plus accrued and unpaid interest thereon to the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15 (519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; provided that if no maturity is within three months before or after the Stated Maturity for the applicable series of Fixed Rate Notes, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from such yields on a straight-line basis rounding to the nearest month; or (ii) if such release (or any successor release) is not published during the week preceding such calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.  The Treasury Rate shall be calculated on the third Business Day preceding such Redemption Date by a Reference Treasury Dealer selected by the Company.

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“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the applicable series of Fixed Rate Notes.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Comparable Treasury Price” means, with respect to any Redemption Date, (i) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations.

“Reference Treasury Dealer” means (i) each of J.P. Morgan Securities LLC (and its successors), Merrill Lynch, Pierce, Fenner & Smith Incorporated (and its successors) and RBC Capital Markets, LLC (and its successors), provided, however, that if any of the foregoing shall cease to be a nationally recognized investment banking firm that is a primary U.S. Government securities dealer (a “Primary Treasury Dealer”), the Company shall substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer; and (ii) a Primary Treasury Dealer selected by Mitsubishi UFJ Securities (USA), Inc.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer as of 3:30 p.m., New York time, on the third Business Day preceding such Redemption Date.

“Remaining Scheduled Payments” means, with respect to each Fixed Rate Note to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date up to and including the applicable Early Call Date; provided, however, that, if such Redemption Date is not an Interest Payment Date with respect to such Fixed Rate Note, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such Redemption Date.

13.                               The Company shall have no obligation to redeem, purchase or repay Notes pursuant to any sinking fund or analogous provision or at the option of a Holder thereof.

14.                               Each Global Note shall bear the legend set forth on the face of the Form of Fixed Rate Note or the Form of Floating Rate Note, as applicable.

15.                               In order to comply with applicable tax laws, rules and regulations (inclusive of directives, guidelines and interpretations promulgated by competent authorities) in effect from time to time (“Applicable Law”) to which a foreign financial institution, issuer, trustee, paying agent, holder or other institution is or has agreed to be subject related to the Indenture, the

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Company and the Guarantor agree (i) to provide to the Trustee sufficient information about holders or other applicable parties and/or transactions (including any modification to the terms of such transactions) so that the Trustee  can determine whether it has tax-related obligations under Applicable Law, (ii) that the Trustee shall be entitled to make any withholding or deduction from payments under the Indenture to the extent necessary to comply with Applicable Law for which the Trustee shall not have any liability, and (iii) to hold harmless the Trustee for any losses it may suffer due to the actions it takes to comply with such Applicable Law.  The terms of this section shall survive the termination of the Indenture.

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Annex A

[FORM OF FACE OF SECURITY]

[Unless and until it is exchanged in whole or in part for Securities in definitive form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.  The Depository Trust Company (55 Water Street, New York, New York), a New York corporation (“DTC”), shall act as the Depositary until a successor shall be appointed by the Company and the Registrar.  Unless this certificate is presented by an authorized representative of DTC to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]*

CONOCOPHILLIPS COMPANY

[1.500% NOTE DUE 2018]

[2.200% NOTE DUE 2020]

[3.350% NOTE DUE 2025]

FULLY AND UNCONDITIONALLY GUARANTEED BY

CONOCOPHILLIPS

CUSIP No.
No.	$

ConocoPhillips Company, a Delaware corporation (the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, promises to pay to                      or registered assigns, the principal sum of                                      Dollars[, or such greater or lesser amount as indicated on the Schedule of Exchanges of Securities hereto,]* on May 15, [2018] [2020] [2025].

Interest Payment Dates:	May 15 and November 15

Record Dates:	May 1 and November 1

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

Dated: May 18, 2015

CONOCOPHILLIPS COMPANY

By:
Name: Glenda M. Schwarz
Title: Vice President and Controller

By:
Name: Mehmet F. Muftuoglu
Title: Assistant Treasurer

GUARANTEE

ConocoPhillips, a Delaware corporation, unconditionally guarantees to the holder of this Security, upon the terms and subject to the conditions set forth in the Indenture referenced on the reverse hereof, (a) the full and prompt payment of the principal of and any premium on this Security when and as the same shall become due, whether at the stated maturity thereof, by acceleration, redemption or otherwise, and (b) the full and prompt payment of interest on this Security when and as the same shall become due, subject to any applicable grace period.

CONOCOPHILLIPS

By:
Name: Mehmet F. Muftuoglu
Title: Assistant Treasurer

Certificate of Authentication:

This is one of the Securities of the series
designated therein referred to in the within-
mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Trustee

By:	Date: May 18, 2015
Authorized Signatory

[FORM OF REVERSE OF SECURITY]

CONOCOPHILLIPS COMPANY

[1.500% NOTE DUE 2018]

[2.200% NOTE DUE 2020]

[3.350% NOTE DUE 2025]

FULLY AND UNCONDITIONALLY GUARANTEED BY

CONOCOPHILLIPS

This Security is one of a duly authorized issue of [1.500% Notes due 2018] [2.200% Notes due 2020] [3.350% Notes due 2025] (the “Securities”) of ConocoPhillips Company, a Delaware corporation (the “Company”).

1.                                      Interest.  The Company promises to pay interest on the principal amount of this Security at [1.500%] [2.200%] [3.350%] per annum from May 18, 2015 until maturity.  The Company will pay interest semiannually on May 15 and November 15 of each year (each an “Interest Payment Date”), or if any such day is not a Business Day, on the next succeeding Business Day.  Interest on the Securities will accrue from the most recent Interest Payment Date on which interest has been paid or, if no interest has been paid, from May 18, 2015; provided that if there is no existing Default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof (each, a “Record Date”) and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be November 15, 2015.  The Company shall pay interest on overdue principal and premium (if any) from time to time at a rate equal to the interest rate then in effect; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) from time to time at the same rate to the extent lawful.  Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

2.                                      Method of Payment.  The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the Record Date next preceding the Interest Payment Date, even if such Securities are canceled after such Record Date and on or before such Interest Payment Date.  The Holder must surrender this Security to a Paying Agent to collect principal payments.  The Company will pay the principal of, premium (if any) on and interest on the Securities in money of the United States of America that at the time of payment is legal tender for payment of public and private debts.  Such amounts shall be payable at the offices of the Trustee (as defined below), provided that at the option of the Company, the Company may pay such amounts (1) by wire transfer with respect to Global Securities or (2) by check payable in such money mailed to a Holder’s registered address with respect to any Securities.

3.                                      Paying Agent and Registrar.  Initially, Wells Fargo Bank, National Association (the “Trustee”), the trustee under the Indenture, will act as Paying Agent and Registrar.  The Company may change any Paying Agent, Registrar, co-registrar or additional paying agent without notice to any Holder.  The Company, the Guarantor or any Subsidiary of the Company may act in any such capacity.

4.                                      Guarantee.  ConocoPhillips, a Delaware corporation (the “Guarantor”), unconditionally guarantees to the Holders from time to time of the Securities, upon the terms and subject to the conditions set forth in the Indenture (as defined below), (a) the full and prompt payment of the principal of and any premium on the Securities when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, redemption or otherwise, and (b) the full and prompt payment of any interest on the Securities when and as the same shall become due, subject to any applicable grace period.  The Guarantee constitutes a guarantee of payment and not of collection.  In the event of a default in the payment of principal of or any premium on the Securities when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, call for redemption or otherwise, or in the event of a default in the payment of any interest on the Securities when and as the same shall become due, each of the Trustee and the Holders of the Securities shall have the right to proceed first and directly against the Guarantor under the Indenture without first proceeding against the Company or exhausting any other remedies which the Trustee or such Holder may have and without resorting to any other security held by it.

5.                                      Indenture.  The Company issued the Securities under an Indenture, dated as of May 18, 2015 (the “Indenture”), among the Company, the Guarantor and the Trustee.  The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “TIA”), as in effect on the date of execution of the Indenture.  The Securities are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of such terms and for the definitions of capitalized terms used but not defined herein.  The Securities are unsecured general obligations of the Company limited to [$750,000,000] [$500,000,000] [$500,000,000] in aggregate principal amount; provided, however, that the authorized aggregate principal amount of the Securities may be increased before or after the issuance of any Securities by a Board Resolution (or action pursuant to a Board Resolution) to such effect; provided further, however, that the authorized aggregate principal amount of the Securities may be increased only if the additional Securities issued will be fungible with the original Securities for United States federal income tax purposes.  The Indenture provides for the issuance of other series of debt securities (including the Securities, the “Debt Securities”) thereunder.

6.                                      Denominations, Transfer, Exchange.  The Securities are in registered form without coupons in minimum denominations of $2,000 and any integral multiples of $1,000 above such amount.  The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture.  The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.  Neither the Company, the Trustee

nor the Registrar shall be required to register the transfer or exchange of (a) any Security selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (b) any Security during the period beginning 15 Business Days before the mailing of notice of redemption of Securities to be redeemed and ending at the close of business on the day of mailing.

7.                                      Persons Deemed Owners.  The registered Holder of a Security shall be treated as its owner for all purposes.

8.                                      Redemption.  Prior to [May 15, 2018] [April 15, 2020] [February 15, 2025], the Securities are subject to redemption, in whole or in part, from time to time, at the option of the Company, in principal amounts of $2,000 and integral multiples of $1,000 above such amount, upon not less than 30 nor more than 60 days’ prior notice as provided in the Indenture, at a Redemption Price, determined by a Reference Treasury Dealer selected by the Company, equal to the sum of (i) 100% of the principal amount of the Securities to be redeemed and (ii) the amount, if any, by which the sum of the present values of the Remaining Scheduled Payments thereon, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus [10] [10] [17.5] basis points exceeds the principal amount of the Securities to be redeemed, plus accrued and unpaid interest thereon to the Redemption Date.  On or after [April 15, 2020] [February 15, 2025] (the “Early Call Date”), the Securities are subject to redemption, in whole or in part, from time to time, at the option of the Company, in principal amounts of $2,000 and integral multiples of $1,000 above such amount, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest thereon to the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15 (519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; provided that if no maturity is within three months before or after the Stated Maturity for the Securities, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from such yields on a straight-line basis rounding to the nearest month; or (ii) if such release (or any successor release) is not published during the week preceding such calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.  The Treasury Rate shall be calculated on the third Business Day preceding such Redemption Date by a Reference Treasury Dealer selected by the Company.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Comparable Treasury Price” means, with respect to any Redemption Date, (i) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations.

“Reference Treasury Dealer” means (i) each of J.P. Morgan Securities LLC (and its successors), Merrill Lynch, Pierce, Fenner & Smith Incorporated (and its successors) and RBC Capital Markets, LLC (and its successors), provided, however, that if any of the foregoing shall cease to be a nationally recognized investment banking firm that is a primary U.S. Government securities dealer (a “Primary Treasury Dealer”), the Company shall substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer; and (ii) a Primary Treasury Dealer selected by Mitsubishi UFJ Securities (USA), Inc.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer as of 3:30 p.m., New York time, on the third Business Day preceding such Redemption Date.

“Remaining Scheduled Payments” means, with respect to each Security to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date up to and including the Early Call Date; provided, however, that, if such Redemption Date is not an Interest Payment Date with respect to such Security, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such Redemption Date.

9.                                      Amendments and Waivers.  Subject to certain exceptions and limitations, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Debt Securities of all series affected by such amendment or supplement (acting as one class), and any existing or past Default or Event of Default under, or compliance with any provision of, the Indenture may be waived (other than any continuing Default or Event of Default in the payment of the principal of, premium (if any) on or interest on the Securities) by the Holders of at least a majority in principal amount of the then outstanding Debt Securities of any series or of all series (acting as one class) in accordance with the terms of the Indenture.  Without the consent of any Holder, the Company, the Guarantor and the Trustee may amend or supplement the Indenture or the

Securities or waive any provision of either: (i) to cure any ambiguity, omission, defect or inconsistency; (ii) if required, to provide for the assumption of the obligations of the Company or the Guarantor under the Indenture in the case of the merger, consolidation or sale, lease, conveyance, transfer or other disposition of all or substantially all of the assets of the Company or the Guarantor; (iii) to provide for uncertificated Securities in addition to or in place of certificated Securities or to provide for the issuance of bearer Securities (with or without coupons); (iv) to provide any security for, or to add any guarantees of or additional obligors on, the Securities or the related Guarantees; (v) to comply with any requirement in order to effect or maintain the qualification of the Indenture under the TIA; (vi) to add to the covenants of the Company or the Guarantor for the benefit of the Holders of the Securities, or to surrender any right or power conferred by the Indenture upon the Company or the Guarantor; (vii) to add any additional Events of Default with respect to all or any series of the Debt Securities; (viii) to change or eliminate any of the provisions of the Indenture, provided that no outstanding Security is adversely affected in any material respect; (ix) to establish the form or terms of Securities of any series as permitted by the Indenture; (x) to supplement any of the provisions of the Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of the Securities pursuant to the Indenture; or (xi) to evidence and provide for the acceptance of appointment under the Indenture by a successor Trustee with respect to the Securities and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts thereunder by more than one Trustee, pursuant to the requirements of the Indenture.

The right of any Holder to participate in any consent required or sought pursuant to any provision of the Indenture (and the obligation of the Company or the Guarantor to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of any Securities with respect to which such consent is required or sought as of a date identified by the Company or the Guarantor in a notice furnished to Holders in accordance with the terms of the Indenture.

Without the consent of each Holder affected, the Company may not (i) reduce the amount of Debt Securities whose Holders must consent to an amendment, supplement or waiver; (ii) reduce the rate of or change the time for payment of interest, including default interest, on any Security; (iii) reduce the principal of or premium on, or change the Stated Maturity of, any Security; (iv) reduce the premium, if any, payable upon the redemption of any Security or change the time at which any Security may or shall be redeemed; (v) change any obligation of the Company or the Guarantor to pay Additional Amounts with respect to any Security; (vi) change the coin or currency in which any Security or any premium or interest with respect thereto is payable; (vii) impair the right to institute suit for the enforcement of any payment of principal of or premium (if any) or interest on any Security, except as provided in the Indenture; (viii) make any change in the percentage of principal amount of Debt Securities necessary to waive compliance with certain provisions of the Indenture or make any change in the provision for modification; or (ix) waive a continuing Default or Event of Default in the payment of principal of or premium (if any) or interest on the Securities.

A supplemental indenture that changes or eliminates any covenant or other provision of the Indenture which has expressly been included solely for the benefit of one or more particular series of Debt Securities under the Indenture, or which modifies the rights of the Holders of Debt Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under the Indenture of the Holders of Debt Securities of any other series.

10.                               Defaults and Remedies.  Events of Default are defined in the Indenture and generally include: (i) default for 30 days in payment of any interest on the Securities; (ii) default in any payment of principal of or premium, if any, on the Securities when due and payable; (iii) default by the Company or the Guarantor in compliance with any of its other covenants or agreements in, or provisions of, the Securities or in the Indenture which shall not have been remedied within 90 days after written notice by the Trustee or by the holders of at least 25% in principal amount of the Securities then outstanding (or, in the event that other Debt Securities issued under the Indenture are also affected by the default, then 25% in principal amount of all outstanding Debt Securities so affected); or (iv) certain events involving bankruptcy, insolvency or reorganization of the Company or the Guarantor.  If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities (or, in the case of an Event of Default described in clause (iii) above, if outstanding Debt Securities of other series are affected by such Default, then at least 25% in principal amount of the then outstanding Debt Securities so affected), may declare the principal of and interest on all the Securities (or such Debt Securities) to be immediately due and payable, except that in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization of the Company or the Guarantor, all outstanding Debt Securities under the Indenture become due and payable immediately without further action or notice.  The amount due and payable upon the acceleration of any Security is equal to 100% of the principal amount thereof plus accrued interest to the date of payment.  Holders may not enforce the Indenture or the Securities except as provided in the Indenture.  The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities.  Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Securities (or affected Debt Securities) may direct the Trustee in its exercise of any trust or power.  The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal, premium or interest) if it determines that withholding notice is in their interests.  The Company and the Guarantor must furnish annual compliance certificates to the Trustee.

11.                               Discharge Prior to Maturity.  The Indenture with respect to the Securities shall be discharged and canceled upon the payment of all of the Securities and shall be discharged except for certain obligations upon the irrevocable deposit with the Trustee of any combination of funds and U.S. Government Obligations sufficient for such payment.

12.                               Trustee Dealings with Company and Guarantor.  The Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and may make loans to, accept deposits from, and perform services for the Company, the Guarantor or any of their respective Affiliates, and may otherwise deal with the Company, the Guarantor or any such Affiliates, as if it were not Trustee.

13.                               No Recourse Against Others. A director, officer, employee, stockholder, partner or other owner of the Company, the Guarantor or the Trustee, as such, shall not have any liability for any obligations of the Company under the Securities, for any obligations of the Guarantor under the Guarantee or for any obligations of the Company, the Guarantor or the Trustee under the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation.  Each Holder by accepting a Security waives and releases all such liability.  The waiver and release shall be part of the consideration for the issue of Securities.

14.                               Authentication.  This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

15.                               CUSIP Numbers.  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities.  No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed thereon.

16.                               Abbreviations.  Customary abbreviations may be used in the name of a Holder or an assignee, such as:  TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture.  Request may be made to:

ConocoPhillips Company

600 North Dairy Ashford

Houston, Texas 77079

Telephone:  (281) 293-1000

Attention:  Treasurer

SCHEDULE OF EXCHANGES OF SECURITIES*

The following exchanges of a part of this Global Security for other Securities have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security Following Such Decrease or Increase	Signature of Authorized Officer of Trustee or Security Custodian

* To be included only if the Security is a Global Security

ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

(Insert assignee’s social security or tax I.D. number)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                                                                             as agent to transfer this Security on the books of the Company.  The agent may substitute another to act for him.

Date:	Your Signature:
(Sign exactly as your name appears on
the face of this Security)

Signature Guarantee:
(Participant in a Recognized Signature
Guaranty Medallion Program)

Annex B

[FORM OF FACE OF SECURITY]

[Unless and until it is exchanged in whole or in part for Securities in definitive form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.  The Depository Trust Company (55 Water Street, New York, New York), a New York corporation (“DTC”), shall act as the Depositary until a successor shall be appointed by the Company and the Registrar.  Unless this certificate is presented by an authorized representative of DTC to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]*

CONOCOPHILLIPS COMPANY

[FLOATING RATE NOTE DUE 2018]

[FLOATING RATE NOTE DUE 2022]

FULLY AND UNCONDITIONALLY GUARANTEED BY

CONOCOPHILLIPS

CUSIP No.

No.	$

ConocoPhillips Company, a Delaware corporation (the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, promises to pay to                      or registered assigns, the principal sum of                                   Dollars[, or such greater or lesser amount as indicated on the Schedule of Exchanges of Securities hereto,]* on May 15, [2018] [2022].

Interest Payment Dates:	February 15, May 15, August 15 and November 15

Record Dates:	February 1, May 1, August 1 and November 1

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

Dated: May 18, 2015

CONOCOPHILLIPS COMPANY

By:
Name: Glenda M. Schwarz
Title: Vice President and Controller

By:
Name: Mehmet F. Muftuoglu
Title: Assistant Treasurer

GUARANTEE

ConocoPhillips, a Delaware corporation, unconditionally guarantees to the holder of this Security, upon the terms and subject to the conditions set forth in the Indenture referenced on the reverse hereof, (a) the full and prompt payment of the principal of and any premium on this Security when and as the same shall become due, whether at the stated maturity thereof, by acceleration, redemption or otherwise, and (b) the full and prompt payment of interest on this Security when and as the same shall become due, subject to any applicable grace period.

CONOCOPHILLIPS

By:
Name: Mehmet F. Muftuoglu
Title: Assistant Treasurer

Certificate of Authentication:

This is one of the Securities of the series
designated therein referred to in the within-
mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Trustee

By:	Date: May 18, 2015
Authorized Signatory

[FORM OF REVERSE OF SECURITY]

CONOCOPHILLIPS COMPANY

[FLOATING RATE NOTE DUE 2018]

[FLOATING RATE NOTE DUE 2022]

FULLY AND UNCONDITIONALLY GUARANTEED BY

CONOCOPHILLIPS

This Security is one of a duly authorized issue of Floating Rate Notes due [2018] [2022] (the “Securities”) of ConocoPhillips Company, a Delaware corporation (the “Company”).

1.                                      Interest.  The Company promises to pay interest on the principal amount of this Security at an annual rate, reset quarterly, equal to LIBOR plus [0.33] [0.90]%, as determined by the Calculation Agent, from May 18, 2015 until maturity. If the maturity date of this Security is not a Business Day, the Company will pay interest and principal due on the maturity date on the immediately succeeding day that is a Business Day as if such payment were made on the date such payment was originally due, and no interest will accrue on the amounts so payable for the period from and after the maturity date to the immediately succeeding Business Day.  The Company will pay interest quarterly on February 15, May 15, August 15 and November 15 of each year (each an “Interest Payment Date”), or if any such day is not a Business Day, on the next succeeding Business Day; provided that if the next succeeding Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the next preceding Business Day.  Interest on the Securities will accrue from the most recent Interest Payment Date on which interest has been paid or, if no interest has been paid, from May 18, 2015; provided that if there is no existing Default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof (each, a “Record Date”) and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be August 15, 2015.  The Company shall pay interest on overdue principal and premium (if any) from time to time at a rate equal to the interest rate then in effect; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) from time to time at the same rate to the extent lawful.  Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The amount of interest for each day that this Security is outstanding (the “Daily Interest Amount”) will be calculated by dividing the interest rate in effect for such day by 360 and multiplying the result by the outstanding principal amount of the Security on such day. The amount of interest to be paid on this Security for each Interest Period will be calculated by adding the Daily Interest Amounts for each day in the Interest Period.

All percentages resulting from any of the above calculations will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point being rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)) and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).

The interest rate on the Security will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

The Calculation Agent will, upon the written request of any Holder, provide the interest rate then in effect with respect to the Security. All calculations made by the Calculation Agent in the absence of manifest error will be conclusive for all purposes and binding on the Company, the Guarantors and the Holders of the Security.

For the purposes of this paragraph 1, the following terms shall have the meanings indicated:

“Calculation Agent” means a financial institution appointed by the Company to calculate the interest payable on the Securities in respect of each Interest Period. Pursuant to the Indenture (as hereinafter defined), the Company has initially appointed the Trustee as Calculation Agent.

“Determination Date” means, with respect to an Interest Period, the day that is two London Banking Days prior to the first day of such Interest Period.

“Interest Payment Date” means the Stated Maturity of an installment of interest on the Securities.

“Interest Period” means the period commencing on and including an Interest Payment Date and ending on and including the day immediately preceding the next succeeding Interest Payment Date, with the exception that the first Interest Period shall commence on and include May 18, 2015 with respect to the Security and end on and include August 14, 2015.

“LIBOR” means, with respect to an Interest Period, the rate (expressed as a percentage per annum) for deposits in U.S. dollars for a three-month period beginning on the second London Banking Day after the Determination Date that appears on Reuters Page LIBOR 01 as of 11:00 a.m., London time, on the Determination Date. If Reuters Page LIBOR 01 does not include such a rate or is unavailable on a Determination Date, the Calculation Agent will request the principal London office of each of four major banks in the London interbank market, as selected by the Calculation Agent, to provide such bank’s offered quotation (expressed as a percentage per annum), as of approximately 11:00 a.m., London time, on such Determination Date, to prime banks in the London interbank market for deposits of a Representative Amount in U.S. dollars for a three-month period beginning on the second London Banking Day after the Determination Date. If at least two such offered quotations are so provided, the rate for the Interest Period will be the arithmetic mean of such quotations. If fewer than two such quotations are so provided, the

Calculation Agent will request each of three major banks in New York City, as selected by the Calculation Agent, to provide such bank’s rate (expressed as a percentage per annum), as of approximately 11:00 a.m., New York City time, on such Determination Date, for loans in a Representative Amount in U.S. dollars to leading European banks for a three-month period beginning on the second London Banking Day after the Determination Date. If at least two such rates are so provided, the rate for the Interest Period will be the arithmetic mean of such rates. If fewer than two such rates are so provided, then the rate for the Interest Period will be the rate in effect with respect to the immediately preceding Interest Period.

“London Banking Day” is any day on which dealings in U.S. dollars are transacted or, with respect to any future date, are expected to be transacted in the London interbank market.

“Representative Amount” means a principal amount of not less than $1,000,000 for a single transaction in the relevant market at the relevant time.

“Reuters Page LIBOR 01” means the display page so designated on the Reuters service or equivalent information reporting service or any successor service (or such successor display page, other published source, information vendor or provider).

2.                                      Method of Payment.  The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the Record Date next preceding the Interest Payment Date, even if such Securities are canceled after such Record Date and on or before such Interest Payment Date.  The Holder must surrender this Security to a Paying Agent to collect principal payments.  The Company will pay the principal of, premium (if any) on and interest on the Securities in money of the United States of America that at the time of payment is legal tender for payment of public and private debts.  Such amounts shall be payable at the offices of the Trustee (as defined below), provided that at the option of the Company, the Company may pay such amounts (1) by wire transfer with respect to Global Securities or (2) by check payable in such money mailed to a Holder’s registered address with respect to any Securities.

3.                                      Paying Agent and Registrar.  Initially, Wells Fargo Bank, National Association (the “Trustee”), the trustee under the Indenture, will act as Paying Agent and Registrar.  The Company may change any Paying Agent, Registrar, co-registrar or additional paying agent without notice to any Holder.  The Company, the Guarantor or any Subsidiary of the Company may act in any such capacity.

4.                                      Guarantee.  ConocoPhillips, a Delaware corporation (the “Guarantor”), unconditionally guarantees to the Holders from time to time of the Securities, upon the terms and subject to the conditions set forth in the Indenture (as defined below), (a) the full and prompt payment of the principal of and any premium on the Securities when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, redemption or otherwise, and (b) the full and prompt payment of any interest on the Securities when and as the same shall become due, subject to any applicable grace period.  The Guarantee constitutes a guarantee of payment and not of collection.  In the event of a default in the payment of principal of or any premium on the Securities when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, call for redemption or otherwise, or in the event of a default in the payment of any interest on the Securities when and as the same shall become due, each of the Trustee and the Holders of the Securities shall have the right to proceed first and directly against the Guarantor under the Indenture without first proceeding against the Company or exhausting any other remedies which the Trustee or such Holder may have and without resorting to any other security held by it.

5.                                      Indenture.  The Company issued the Securities under an Indenture, dated as of May 18, 2015 (the “Indenture”), among the Company, the Guarantor and the Trustee.  The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “TIA”), as in effect on the date of execution of the Indenture.  The Securities are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of such terms and for the definitions of capitalized terms used but not defined herein.  The Securities are unsecured general obligations of the Company limited to [$250,000,000] [$500,000,000] in aggregate principal amount; provided, however, that the authorized aggregate principal amount of the Securities may be increased before or after the issuance of any Securities by a Board Resolution (or action pursuant to a Board Resolution) to such effect; provided further, however, that the authorized aggregate principal amount of the Securities may be increased only if the additional Securities issued will be fungible with the original Securities for United States federal income tax purposes.  The Indenture provides for the issuance of other series of debt securities (including the Securities, the “Debt Securities”) thereunder.

6.                                      Denominations, Transfer, Exchange.  The Securities are in registered form without coupons in minimum denominations of $2,000 and any integral multiples of $1,000 above such amount.  The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture.  The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.  Neither the Company, the Trustee nor the Registrar shall be required to register the transfer or exchange of (a) any Security selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (b) any Security during the period beginning 15 Business Days before the mailing of notice of redemption of Securities to be redeemed and ending at the close of business on the day of mailing.

7.                                      Persons Deemed Owners.  The registered Holder of a Security shall be treated as its owner for all purposes.

8.                                      Amendments and Waivers.  Subject to certain exceptions and limitations, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Debt Securities of all series affected by such amendment or supplement (acting as one class), and any existing or past Default or Event of Default under, or compliance with any provision of, the Indenture may be waived

(other than any continuing Default or Event of Default in the payment of the principal of, premium (if any) on or interest on the Securities) by the Holders of at least a majority in principal amount of the then outstanding Debt Securities of any series or of all series (acting as one class) in accordance with the terms of the Indenture.  Without the consent of any Holder, the Company, the Guarantor and the Trustee may amend or supplement the Indenture or the Securities or waive any provision of either: (i) to cure any ambiguity, omission, defect or inconsistency; (ii) if required, to provide for the assumption of the obligations of the Company or the Guarantor under the Indenture in the case of the merger, consolidation or sale, lease, conveyance, transfer or other disposition of all or substantially all of the assets of the Company or the Guarantor; (iii) to provide for uncertificated Securities in addition to or in place of certificated Securities or to provide for the issuance of bearer Securities (with or without coupons); (iv) to provide any security for, or to add any guarantees of or additional obligors on, the Securities or the related Guarantees; (v) to comply with any requirement in order to effect or maintain the qualification of the Indenture under the TIA; (vi) to add to the covenants of the Company or the Guarantor for the benefit of the Holders of the Securities, or to surrender any right or power conferred by the Indenture upon the Company or the Guarantor; (vii) to add any additional Events of Default with respect to all or any series of the Debt Securities; (viii) to change or eliminate any of the provisions of the Indenture, provided that no outstanding Security is adversely affected in any material respect; (ix) to establish the form or terms of Securities of any series as permitted by the Indenture; (x) to supplement any of the provisions of the Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of the Securities pursuant to the Indenture; or (xi) to evidence and provide for the acceptance of appointment under the Indenture by a successor Trustee with respect to the Securities and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts thereunder by more than one Trustee, pursuant to the requirements of the Indenture.

The right of any Holder to participate in any consent required or sought pursuant to any provision of the Indenture (and the obligation of the Company or the Guarantor to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of any Securities with respect to which such consent is required or sought as of a date identified by the Company or the Guarantor in a notice furnished to Holders in accordance with the terms of the Indenture.

Without the consent of each Holder affected, the Company may not (i) reduce the amount of Debt Securities whose Holders must consent to an amendment, supplement or waiver; (ii) reduce the rate of or change the time for payment of interest, including default interest, on any Security; (iii) reduce the principal of or premium on, or change the Stated Maturity of, any Security; (iv) reduce the premium, if any, payable upon the redemption of any Security or change the time at which any Security may or shall be redeemed; (v) change any obligation of the Company or the Guarantor to pay Additional Amounts with respect to any Security; (vi) change the coin or currency in which any Security or any premium or interest with respect thereto is payable; (vii) impair the right to institute suit for the enforcement of any payment of principal of or premium (if any) or interest on any Security, except as provided in the Indenture;

(viii) make any change in the percentage of principal amount of Debt Securities necessary to waive compliance with certain provisions of the Indenture or make any change in the provision for modification; or (ix) waive a continuing Default or Event of Default in the payment of principal of or premium (if any) or interest on the Securities.

A supplemental indenture that changes or eliminates any covenant or other provision of the Indenture which has expressly been included solely for the benefit of one or more particular series of Debt Securities under the Indenture, or which modifies the rights of the Holders of Debt Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under the Indenture of the Holders of Debt Securities of any other series.

9.                                      Defaults and Remedies.  Events of Default are defined in the Indenture and generally include: (i) default for 30 days in payment of any interest on the Securities; (ii) default in any payment of principal of or premium, if any, on the Securities when due and payable; (iii) default by the Company or the Guarantor in compliance with any of its other covenants or agreements in, or provisions of, the Securities or in the Indenture which shall not have been remedied within 90 days after written notice by the Trustee or by the holders of at least 25% in principal amount of the Securities then outstanding (or, in the event that other Debt Securities issued under the Indenture are also affected by the default, then 25% in principal amount of all outstanding Debt Securities so affected); or (iv) certain events involving bankruptcy, insolvency or reorganization of the Company or the Guarantor.  If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities (or, in the case of an Event of Default described in clause (iii) above, if outstanding Debt Securities of other series are affected by such Default, then at least 25% in principal amount of the then outstanding Debt Securities so affected), may declare the principal of and interest on all the Securities (or such Debt Securities) to be immediately due and payable, except that in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization of the Company or the Guarantor, all outstanding Debt Securities under the Indenture become due and payable immediately without further action or notice.  The amount due and payable upon the acceleration of any Security is equal to 100% of the principal amount thereof plus accrued interest to the date of payment.  Holders may not enforce the Indenture or the Securities except as provided in the Indenture.  The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities.  Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Securities (or affected Debt Securities) may direct the Trustee in its exercise of any trust or power.  The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal, premium or interest) if it determines that withholding notice is in their interests.  The Company and the Guarantor must furnish annual compliance certificates to the Trustee.

10.                               Discharge Prior to Maturity.  The Indenture with respect to the Securities shall be discharged and canceled upon the payment of all of the Securities and shall be discharged except for certain obligations upon the irrevocable deposit with the Trustee of any combination of funds and U.S. Government Obligations sufficient for such payment.

11.                               Trustee Dealings with Company and Guarantor.  The Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and may make loans to, accept deposits from, and perform services for the Company, the Guarantor or any of their respective Affiliates, and may otherwise deal with the Company, the Guarantor or any such Affiliates, as if it were not Trustee.

12.                               No Recourse Against Others. A director, officer, employee, stockholder, partner or other owner of the Company, the Guarantor or the Trustee, as such, shall not have any liability for any obligations of the Company under the Securities, for any obligations of the Guarantor under the Guarantee or for any obligations of the Company, the Guarantor or the Trustee under the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation.  Each Holder by accepting a Security waives and releases all such liability.  The waiver and release shall be part of the consideration for the issue of Securities.

13.                               Authentication.  This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

14.                               CUSIP Numbers.  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities.  No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed thereon.

15.                               Abbreviations.  Customary abbreviations may be used in the name of a Holder or an assignee, such as:  TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture.  Request may be made to:

ConocoPhillips Company

600 North Dairy Ashford

Houston, Texas 77079

Telephone:  (281) 293-1000

Attention:  Treasurer

SCHEDULE OF EXCHANGES OF SECURITIES*

The following exchanges of a part of this Global Security for other Securities have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security Following Such Decrease or Increase	Signature of Authorized Officer of Trustee or Security Custodian

* To be included only if the Security is a Global Security

ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

(Insert assignee’s social security or tax I.D. number)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                                                   as agent to transfer this Security on the books of the Company.  The agent may substitute another to act for him.

Date:	Your Signature:
(Sign exactly as your name appears on
the face of this Security)

Signature Guarantee:
(Participant in a Recognized Signature
Guaranty Medallion Program)